UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2018

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On April 11, 2018, AXIS Capital Holdings Limited, a Bermuda company (the "Company"), made available on its website in the Investor Information section supplemental financial information presenting unaudited historical financial information reflecting the realignment of the Company's Accident & Health business for the years ended December 31, 2017, 2016 and 2015 and the quarterly periods therein (the "Supplemental Financial Information"). The Supplemental Financial Information is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure
The information in Item 2.02 above is incorporated by reference herein. On April 11, 2018, the Company issued a press release announcing the availability of the Supplemental Financial Information. The press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.
The information in this Current Report on Form 8-K, as well as Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the Company expressly so incorporates such information by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Supplemental Financial Information
99.2	Press Release Dated April 11, 2018

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Supplemental Financial Information
99.2	Press Release Dated April 11, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 11, 2018

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad Brooks
Name:	Conrad Brooks
Title:	General Counsel